SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)

June 6, 2002

IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3540 Bassett Street
Santa Clara
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 982-0700

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 5. Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about IXYS Corporation and risks arising when investing in IXYS, investors are directed to IXYS’ most recent Report on Form 10-K as filed with the Securities and Exchange Commission.

     The Federal District Court in Los Angeles, California, in the matter of International Rectifier Corporation v. IXYS, entered on May 21, 2002, a permanent injunction, which became effective on June 5, 2002, that effectively prohibits IXYS from selling and distributing certain IXYS MOSFET and IGBT devices in the United States. The injunction was issued in connection with previously disclosed litigation between IXYS and International Rectifier Corporation. IXYS has appealed this decision and is asking the Court of Appeals to immediately stay this injunction pending the outcome of its appeal.

     A copy of IXYS’ press release regarding the injunction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description

99.1	Press release, dated June 6, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION

By: /s/ Arnold P. Agbayani Arnold P. Agbayani, Senior Vice President of Finance and Administration and Chief Financial Officer (Principal Financial Officer)

Date: June 7, 2002

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated June 6, 2002